UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2013 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Item 7.01 Regulation FD Disclosure

On April 29, 2013, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. On April 29, 2013, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Final voting results on matters properly brought before the annual meeting of shareholders held on April 27, 2013, are set forth below:

Total Outstanding Shares as of Record Date: 163,291,707                Shares Voted at Meeting: 145,363,780

Proposal 1—Election of Directors

	For	Withhold	Broker Non-Votes
William F. Bahl	124,628,173	3,317,722	17,417,885
Gregory T. Bier	127,225,728	720,167	17,417,885
Linda W. Clement-Holmes	127,304,316	641,579	17,417,885
Dirk J. Debbink	127,398,161	547,734	17,417,885
Steven J. Johnston	126,331,055	1,614,840	17,417,885
Kenneth C. Lichtendahl	124,725,212	3,220,683	17,417,885
W. Rodney McMullen	126,569,822	1,376,073	17,417,885
Gretchen W. Price	126,464,373	1,481,522	17,417,885
John J. Schiff, Jr.	116,931,271	11,014,624	17,417,885
Thomas R. Schiff	117,068,977	10,876,918	17,417,885
Douglas S. Skidmore	119,830,038	8,115,857	17,417,885
Kenneth W. Stecher	117,479,627	10,466,268	17,417,885
John F. Steele, Jr.	120,072,394	7,873,501	17,417,885
Larry R. Webb	117,066,758	10,879,137	17,417,885
E. Anthony Woods	124,656,178	3,289,717	17,417,885

Proposal 2—Ratify Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2013

For	Against	Abstain	Broker Non-Votes
143,891,659	962,511	509,610	-0-

Proposal 3 —Nonbinding Vote to Approve Compensation for Named Executive Officers

For	Against	Abstain	Broker Non-Votes
125,325,505	1,557,492	1,062,898	17,417,885

Proposal 4 —Shareholder Proposal to Require Sustainability Reporting

For	Against	Abstain	Broker Non-Votes
32,289,425	82,921,923	12,734,547	17,417,885

This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1– News release dated April 29, 2013, titled “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings”

Exhibit 99.2– News release dated April 29, 2013, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: May 2, 2013	/s/Michael J. Sewell
Michael J. Sewell
Chief Financial Officer, Senior Vice President and Treasurer